Disposals of Subsidiaries	12 Months Ended
Dec. 31, 2021
Disposals Of Subsidiaries [Abstract]
Disposals of Subsidiaries	Disposals of SubsidiariesOn January 14, 2021, the Group entered into a Share Purchase Agreement (“SPA”) with TELUS Corporation (“TELUS”), a Canadian publicly traded holding company which is the parent of various telecommunication subsidiaries, for the sale of the Babylon Health Canada Limited business. The entire issued share capital of Babylon Health Canada Limited was transferred to TELUS for a base price of $1.8 million in Canadian dollars (“CAD”), which has been adjusted for working capital and net indebtedness. An additional $3.5 million CAD payment was made by TELUS that was attributable to a partial repayment of an Intercompany Loan due from Babylon Canada to Babylon Partners Limited. The remaining amount of the Intercompany loan was forgiven immediately prior to the execution of the SPA.

Effect of disposal:

For the Year Ended December 31, 2021
$‘000
Cash and cash equivalents	(57)
Prepayments and contract assets	(1,322)
Property, plant and equipment	(922)
Right-of-use assets	(797)
Trade and other receivables	(619)
Accruals and provisions	658
Lease liabilities	837
Borrowings	3,075
Trade and other payables	588
Net assets and liabilities derecognized	1,441
Consideration received	2,344
Working capital adjustment	132
Gain on disposal	3,917

There were no disposals of subsidiaries in the years ended December 31, 2020 and 2019.